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                                                                    EXHIBIT 10.4


                         RIGHT TO PURCHASE AGREEMENT


         THIS RIGHT TO PURCHASE AGREEMENT (the "Agreement"), dated as of __________, 1997,is made and entered into by and between CORRECTIONS CORPORATION OF AMERICA, a Delaware corporation (hereinafter referred to as "CCA"), and CCA PRISON REALTY TRUST, a Maryland real estate investment trust (hereinafter referred to as the "Company").

                                    RECITALS

         WHEREAS, the Company has as of the date herewith acquired from CCA the property described in Exhibit A attached hereto, consisting of certain land, improvements, appurtenances and fixtures thereon or thereto, which are operated by CCA as correctional or detention facilities (hereinafter referred to as the "Leased Facilities") and the Company has an option to acquire and lease back to CCA certain other correctional or detention facilities (the "Option Facilities") pursuant to certain Option Agreements of even date herewith (the "Option Agreements"); and

         WHEREAS, in addition to the Leased Facilities, CCA has or will have an ownership interest in certain other existing correctional or detention facilities and is developing or intending to develop or acquire additional correctional and detention facilities in the future; and

         WHEREAS, CCA desires to grant to the Company herewith a right of first refusal under certain circumstances to purchase all Existing Facilities and Future Facilities pursuant to the terms of this Agreement; and

         WHEREAS, CCA further desires to grant the Company herewith a right of first refusal to finance CCA's future acquisition of certain facilities, pursuant to the terms of this Agreement; and

         WHEREAS, CCA desires to grant to the Company herewith an option under certain circumstances to purchase Future Facilities;

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), the mutual covenants and agreements contained herein, in the Noncompetition Agreement and in the Option Agreements, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CCA and the Company agree as follows:

         1. Right of First Refusal (Purchase). The Company shall have a right of first refusal to purchase (hereinafter referred to as the "Purchase Refusal Right") any correctional or detention facility owned by CCA or any of its Affiliates (as defined herein), including the Option Facilities
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(hereinafter referred to as the "Existing Facilities") and any correctional or detention facility which is acquired or developed in the future, and owned, by CCA or any of its Affiliates (hereinafter referred to as the "Future Facilities"), subject to the terms and conditions hereof. If, following the date hereof, CCA shall receive a bona fide third party offer to Transfer any Existing Facilities or Future Facilities, then, prior to accepting such third party offer, CCA shall send written notice and a copy thereof to the Company ("CCA's Sale Notice"). The Company shall have ninety (90) days after receipt of CCA's Sale Notice to exercise the Company's Purchase Refusal Right, by giving CCA written notice thereof. Failure of the Company to exercise the Purchase Refusal Right within such time period set forth above shall be deemed to extinguish the Purchase Refusal Right for a period of one hundred eighty
(180) days.  Thereafter, prior to the expiration of such one hundred eighty
(180) days, CCA may Transfer such Existing Facility or Future Facility provided however, that the Transfer of the Existing Facility or Future Facility is at a price equal to or greater than the price contained in CCA's Sale Notice, and otherwise consistent in all material respects with the terms and conditions set forth in CCA's Sale Notice. The Company's Purchase Refusal Right shall revive in the event that CCA fails to Transfer the Existing Facility or Future Facility within said one hundred eighty (180) days. In the event that the Company elects to exercise the Purchase Refusal Right and to acquire the Existing Facility or Future Facility thereby, the Company shall acquire such Existing Facility or Future Facility on the same terms and conditions and subject to all time periods and other limitations as provided in CCA's Sale Notice (provided, however, the Company shall in all events have not less than ninety (90) days to close its acquisition of the Existing Facility or Future Facility following its written notice exercising its Purchase Refusal Right).

         Notwithstanding the foregoing provisions, the Purchase Refusal Right shall not be applicable to any Transfer of an Existing Facility or a Future Facility to any Affiliate of CCA.

         2. Right of First Refusal (Financing). The Company shall have a right of first refusal to provide CCA with first mortgage financing for CCA's costs of acquiring, developing or financing any correctional or detention facility (the " Financed Facilities"), subject to the terms and conditions hereof. If, following the date hereof, CCA determines to acquire, develop or finance any Financed Facility and receives a proposal or commitment from a third party lender to provide financing for at least ninety percent (90%) of the costs of such acquisition or development (or 90% of the value of the Financed Facility in the case of a financing of a facility not being acquired or developed) secured by a first mortgage on such Financed Facility, CCA shall send written notice and a copy thereof to the Company ("Financing Notice") and further setting forth in reasonable detail the anticipated terms and conditions of such acquisition, development or financing and such other information regarding the Financed Facility as is reasonably available to CCA. If the Company, within thirty (30) days after receipt of such Financing Notice, provides a financing commitment on terms substantially similar or more favorable to CCA than that set forth in such Financing Notice (the "Financing Commitment"), CCA shall accept the Financing Commitment and acquire, develop or finance the subject Financed Facility, and the financing shall proceed to close in accordance with terms of the Financing Commitment. If the Company does not provide a Financing Commitment, CCA may proceed to acquire, develop or finance the Financed Facility and may obtain such alternative first mortgage financing for such acquisition, development or financing as it shall desire provided, the terms,



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conditions and costs of any such alternative first mortgage financing shall be no less favorable to CCA than those contained in such Financing Notice, unless CCA shall have again presented the Company with a Financing Notice and complied with the provisions of this Section 2 with respect thereto.

         3. Option. The Company shall have an option to acquire any Future Facility for a period of three (3) years following the date CCA first receives inmates in such Future Facility ("Service Commencement Date"). The price at which Company may acquire such Future Facility shall be the fair market value of the Future Facility, as reasonably and mutually determined by Company and CCA, provided, Company and CCA agree that for the first two (2) years following the Service Commencement Date the fair market value of any such Future Facility shall be deemed to be equal to CCA's actual costs and expenses to acquire, develop, design, construct and equip such Future Facility ("CCA's Cost"), as reflected on the books of CCA, plus five percent (5%) of CCA's Cost. Company's exercise of such option shall require Company to acquire such Future Facility on such terms and conditions as Company and CCA shall reasonably agree, which shall be generally consistent with the terms and conditions of Company's initial acquisition of the Leased Facilities on the date hereof.
Upon such acquisition, Company shall lease such Future Facility to CCA on the same terms and conditions as the Leased Facilities are leased to CCA, and Company and CCA shall execute a new lease, or an amendment to the existing lease, with respect thereto (any such new lease or amendment to an existing lease shall constitute an "operating lease" for all tax and accounting purposes). For Future Facilities acquired pursuant to this paragraph 3 within five(5) years of the date hereof, the Base Rent shall be the greater of (i) the fair market rental value of such Future Facility, as reasonably and mutually determined by Company and CCA and (ii) eleven percent (11%) of the purchase price of such Future Facility. For Future Facilities acquired pursuant to this paragraph 3 thereafter, the Base Rent shall be the fair market rental value of such Future Facility, as reasonably and mutually determined by the Company and CCA.

         4. Definitions. An "Affiliate" as used herein shall mean any Person directly or indirectly controlling, controlled by, or under common control with that Person.

         A "Person" as used herein shall mean and include natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, Indian tribes or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         A "Transfer" is any direct or indirect sale, conveyance or other disposition, including any transfer of a controlling ownership interest in any owning Person, and including any lease with a term in excess of five (5) years.

         5. Term of the Agreement. This Agreement shall expire on the earlier to occur of (i) the expiration or termination of all of the Leases relating to any Existing Facilities or Future Facilities or (ii) fifteen (15) years from the date hereof.

         6. Remedies. In the event CCA breaches this Agreement, the Company shall have all rights and remedies available at law or in equity and the Company shall be entitled, and is expressly and irrevocably authorized by CCA, to demand and obtain specific performance, including, without limitation, temporary and permanent injunctive relief, and all other appropriate and equitable relief





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against CCA in order to enforce against CCA any of the covenants and agreements contained in this Agreement and/or to prevent any breach or threat of breach by CCA of the covenants and agreements of CCA contained in this Agreement. Should the Company prevail in any action to enforce this Agreement, the Company shall be entitled to recover all of its costs and expenses relating thereto, including reasonable attorney's fees and expenses.

         7. Notices. CCA and the Company hereby agree that all notices, demands, requests and consents (hereinafter "Notices") required to be given pursuant to the terms of this Agreement shall be in writing and shall be addressed as follows:

If to CCA:                              Corrections Corporation of America 102
                                        Woodmont Boulevard, Suite 800
                                        Nashville, Tennessee 37205
                                        Attention:  Darrell K. Massengale

With a copy to:                         Stokes & Bartholomew, P.A.
                                        424 Church Street, Suite 2800
                                        Nashville, Tennessee 37219
                                        Attention: Elizabeth E. Moore

If to the Company:                      CCA Prison Realty Trust
                                        2200 Abbott Martin Road
                                        Nashville, Tennessee 37215
                                        Attention: Michael W. Devlin

With a copy to:                         Sherrard & Roe, PLC
                                        424 Church Street, Suite 2000
                                        Nashville, Tennessee 37219
                                        Attn: Kim A. Brown

and shall be served by (i) personal delivery, (ii) certified mail, return receipt requested, postage prepaid, or (iii) nationally recognized overnight courier. All Notices shall be deemed to be given upon the earlier of actual receipt or three (3) days after mailing, or one (1) business day after deposit with the overnight courier. Any Notices meeting the requirements of this Section shall be effective, regardless of whether or not actually received. CCA or the Company may change its notice address at any time by giving the other party Notice of such change.

         8 .     Captions and Headings.  The captions and headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

         9. Governing Law. This Agreement shall be construed under the laws of the State of Tennessee.





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         10.     Binding Effect.  This Agreement shall be binding upon and
shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns.

         11. Time is of the Essence. With respect to all provisions of this Agreement, time is of the essence.

         12. Recordation. At the option of CCA or the Company, this Agreement, or a memorandum hereof, may be recorded in the real estate records of any county which Landlord or Tenant deems appropriate in order to provide legal notice of the existence hereof.


                                             CORRECTIONS CORPORATION OF AMERICA



                                             By:
                                                ------------------------------
                                             Title:
                                                   ---------------------------


                                             CCA PRISON REALTY TRUST



                                             By:
                                                ------------------------------
                                             Title:
                                                   ---------------------------





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STATE OF
         -------------------------
COUNTY OF
          ------------------------


         Before me, ____________________________________________, a Notary
Public of the State and County aforesaid, personally appeared ______________ _____________________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged ______self to be _________________________________ of CORRECTIONS
CORPORATION OF AMERICA, the within named bargainor, a Delaware corporation, and that ______ as such ______________________________________ being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by _______self as ________________________
________________________________________________.

         WITNESS my hand and official seal at ________________________________
__________________________________, __________________________________________
County, _______________________________, this _________ day of _______________
_____________________________, 1997.


                                        ---------------------------------------
                                        Notary Public

                                        My Commission Expires:
                                                              -----------------

STATE OF
        --------------------------
COUNTY OF
          ------------------------


         Before me,____________________________________________, a Notary
Public of the State and County aforesaid, personally appeared ________________ _____________________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged ______self to be _________________________________ of CCA PRISON
REALTY TRUST, the within named bargainor, a Maryland real estate investment trust, and that ______ as such _____________________________________ being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the real estate investment trust by _________ _______self as _______________________________________________.

         WITNESS my hand and official seal at _________________________________
__________________________________, ___________________________________________
County, _______________________________, this _________ day of ________________
_____________________________, 1997.


                                        --------------------------------------
                                        Notary Public

                                        My Commission Expires:
                                                              ----------------




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                                  EXHIBIT A

                             The Leased Facilities



                                                        Location
Facility Name                                           (City, State)
-------------                                           -------------

Bridgeport Pre-Parole Transfer Facility                 Bridgeport, Texas

Central Arizona Detention Center                        Florence, Arizona

Houston Processing Center                               Houston, Texas

Laredo Processing Center                                Laredo, Texas

Leavenworth Detention Center                            Leavenworth, Texas

Mineral Wells Pre-Parole Transfer Facility              Mineral Wells, Texas

West Tennessee Detention Facility                       Mason, Tennessee

T. Don Hutto Correctional Facility                      Taylor, Texas

Eloy Detention Facility                                 Eloy, Arizona